UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): June 17, 2011

QKL STORES INC.
(Exact name of registrant as specified in charter)

Delaware	033-10893	75-2180652
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4 Nanreyuan Street
Dongfeng Road
Sartu District
163300 Daqing, PRC

(Address Of Principal Executive Offices) (Zip Code)

(011) 86-459-460-7825
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 17, 2011, Mr. Alan Stewart resigned from his position as Chief Operating Officer of QKL Stores Inc. (the “Company”) .  There were no disagreements between Mr. Stewart and the Company on any matters relating to the Company’s operations, practices or policies that resulted in his resignation.  Mr. Stewart will continue to serve as a  director and consultant to the Company.  On the same day, the Company, through Daqing Qingkelong Chain Commerce & Trade Co., Ltd. (the “QKL Chain”), a company that the Company controls through a series of contractual arrangements, entered into an employment contract (the “Contract”) with Ms. Xishuang Fan to serve as Chief Operating Officer of the Company.  The appointment of Ms. Fan was unanimously approved by the Company’s Board of Directors.

The term of the Contract is for five years and will expire on June 16, 2016. Pursuant to the Contract, Ms. Fan will receive a fixed annual salary of RMB 350,000.  At the discretion of the management, she may receive variable bonuses subject to her performance. The Contract may be terminated at any time by either party by giving three months’ notice in writing, or by paying the relevant three-month salary in lieu of the notice. Extension of the Contract is subject to mutual agreement by both parties.

Ms. Fan, age 49, has been working at QKL Chain for more than 12 years. Before her position as Chief Operating Officer, Ms. Fan was Assistant Chief Operating Officer of QKL Chain from 2009 to 2011, Finance Director from 2006 to 2009, Security Director from 2003 to 2006, Audit Manager from 2002 to 2003, Assistant Manager in Finance Department from 2000 to 2003, and Accountant from 1999 to 2000. Ms. Fan obtained her bachelor’s degree from Jilin Agriculture University in 2005.  She became a Certified Public Accountant in China in 2010.

A copy of the Employment Contract is attached as Exhibit 10.1 and is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS.

On June 17, 2011, the Company issued a press release announcing the resignation of Mr. Stewart and the promotion of Ms. Xishuang Fan to Chief Operating Officer.  A copy of the press release is furnished as Exhibit 99.1 hereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

10.1	Employment Contract between Xishuang Fan and QKL Chain

99.1	Press release dated June 17, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QKL STORES INC.

By:	/s/ Zhuangyi Wang
Name: Zhuangyi Wang
Title: Chief Executive Officer

Dated: June 20, 2011